Securities, 424I - Securities, 424I: 1	Mar. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest of Hashdex Nasdaq CME Crypto Index ETF
Aggregate Sales Price	$ 129,294,147.00
Aggregate Redeemed or Repurchased, FY	6,058,792.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 123,235,355.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 17,018.80